UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2023

BUNKER HILL MINING CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-150028	32-0196442
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

82 Richmond Street East, Toronto, Ontario, Canada M5C 1P1

(Address of Principal Executive Offices) (Zip Code)

416-477-7771

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
none

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

Subscription Agreements and Warrant Indentures

On March 27, 2023, Bunker Hill Mining Corp. (the “Company”) entered into a series of substantially similar subscription agreements (each, a “Subscription Agreement”) pursuant to which the Company issued and sold to certain investors, in a brokered private placement, an aggregate of 51,633,727 special warrants (the “Special Warrants”) of the Company at a price of C$0.12 per Special Warrant for gross proceeds of C$6,196,047 (the “Private Placement,” and the closing of the Private Placement, the “Closing,” and the closing date, the “Closing Date”). The Private Placement closed on March 27, 2023.

Each Special Warrant issuable by the Company pursuant to the Private Placement is exercisable, for no additional consideration and with no further action on the part of the holder thereof, into one unit of the Company (each, a “Unit”), subject to customary anti-dilution provisions and a Penalty Provision (as defined below), on the earlier of (i) the third business day after the date upon which a registration statement (the “Registration Statement”) of the Company to be filed with the U.S. Securities and Exchange Commission (the “SEC”) registering the resale of the securities underlying the Units issuable upon exercise or deemed exercise of the Special Warrants has been declared effective by the SEC and (ii) September 27, 2023, subject to compliance with U.S. securities laws. Each Unit consists of one share of common stock of the Company and one common stock purchase warrant (each, an “Underlying Warrant”) of the Company. Each Underlying Warrant entitles the holder thereof to purchase one share of common stock of the Company (each, a “Warrant Share”) at a price of C$0.15 per Warrant Share, subject to adjustment in certain events, until March 27, 2026. In the event that the Registration Statement has not been deemed effective on or before 5:00 p.m. (Eastern time) on July 27, 2023, each Special Warrant will thereafter entitle the holder thereof to receive, upon the exercise thereof, at no additional cost, one penalty unit of the Company comprised of 1.2 shares of common stock of the Company and 1.2 Underlying Warrants (the “Penalty Provision”). Each Underlying Warrant will be exercisable on a cashless basis in the event that the Registration Statement is not effective on the date of exercise of such Underlying Warrant.

In connection with the issuance of the Special Warrants, on March 27, 2023, the Company entered into a special warrant indenture (the “Special Warrant Indenture”) with Capital Transfer Agency ULC, as warrant agent, to govern the issuance and management of the Special Warrants. In connection with the issuance of the Underlying Warrants comprising the Units issuable upon exercise or deemed exercise of the Special Warrants, on March 27, 2023, the Company entered into a warrant indenture (the “Underlying Warrant Indenture,” and together with the Special Warrant Indenture, the “Warrant Indentures”) with Capital Transfer Agency ULC, as warrant agent, to govern the issuance and management of such Underlying Warrants,

The Private Placement included subscriptions from three members of the Company’s board of directors for an aggregate 505,558 Special Warrants (C$60,666.96).

All securities issued in the Private Placement are restricted securities under U.S. securities laws, and all securities issued in the Private Placement to Canadians are subject to a hold period under applicable Canadian securities laws, which will expire on July 28, 2023. The Company relied on the exemption from registration under Section 4(a)(2) of the U.S. Securities Act of 1933, as amended (the “Securities Act”), or Rule 506 of Regulation D, or Regulation S, and in reliance on similar exemptions under applicable state laws, for purposes of the Private Placement. This Current Report on Form 8-K is not, and shall not be deemed to be, an offer to sell or the solicitation of an offer to buy any of the securities.

The foregoing descriptions of the Subscription Agreements, the Special Warrants, the Special Warrant Indenture, the Underlying Warrants comprising the Units issuable upon exercise or deemed exercise of the Special Warrants, and the Underlying Warrant Indenture do not purport to be complete and are qualified in their entirety by reference to the form of Subscription Agreement, the Special Warrant Indenture (including the form of special warrant certificate attached as Schedule “A” thereto), and the Underlying Warrant Indenture (including the form of warrant certificate attached as Schedule “A” thereto) filed herewith as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

2

Agency Agreement

In connection with the Private Placement, the Company entered into an agency agreement (the “Agency Agreement”) with Echelon Wealth Partners Inc. and Roth Capital Partners, LLC, each as co-lead agents and co-bookrunners, and Laurentian Bank Securities Inc. (collectively, the “Agents”) pursuant to which the Company proposed to issue and sell, in one or more tranches, up to an aggregate of 75,000,000 Special Warrants or Units, or any combination thereof, at a price of C$0.12 per Special Warrant or Unit, as applicable, on a commercially reasonable, “best efforts” private placement basis for aggregate gross proceeds of up to C$9,000,000.

The Agency Agreement set out the terms of the Agents’ commercial engagement, including (i) on each Closing Date, the payment by the Company to the Agents of a cash commission (the “Agents’ Commission”) equal to 6.0% of the aggregate gross proceeds raised from purchasers of Special Warrants and Units in the applicable Closing (including upon exercise of the Agents Compensation Options); provided that the Agents’ Commission shall be (A) 3.0% of the aggregate gross proceeds raised from the Company’s designated list of purchasers (the “President List Purchasers”) in the applicable Closing; and (B) 2.0% the aggregate gross proceeds raised from sales of Special Warrants and Units to Valuestone Global Resources Fund I LP (or an affiliate thereof), management, the board of directors or insiders of the Company (collectively, the “Company Purchasers”) in the applicable Closing; and (ii) on each Closing Date, the issuance of compensation options (the “Agents Compensation Options”) by the Company to the Agents exercisable by the Agents to purchase that number of Units (each, a “Compensation Unit”) equal to 6.0% of the aggregate number of Special Warrants and Units issued pursuant to the Private Placement in the applicable Closing; provided that the number of Agents Compensation Options the Agents may acquire shall be (A) 3.0% of the aggregate number of Special Warrants and Units sold to President List Purchasers in the applicable Closing; and (B) 2.0% of the aggregate number of Special Warrants and Units sold to Company Purchasers in the applicable Closing. In consideration for their services in connection with the Private Placement, a cash commission in the amount of C$211,461 is payable to the Agents, and the Agents received 2,070,258 Agents Compensation Options.

Each Compensation Unit consists of one share of common stock of the Company (each, an “Agents’ Compensation Share”) and one common stock purchase warrant of the Company (each, an “Agents’ Compensation Warrant”). Each Agents’ Compensation Warrant entitles the holder thereof to acquire one share of common stock of the Company (each, an “Agents’ Compensation Warrant Share”) at an exercise price of C$0.15 per Agents’ Compensation Warrant Share until March 27, 2026.

The Agency Agreement contains customary representations, warranties and agreements by the Company and customary conditions to Closing, obligations of the parties and termination provisions. Additionally, the Company has agreed to indemnify the Agents against certain liabilities, including in respect of claims relating to the Registration Statement, or to contribute to payments the Agents may be required to make due to any such liabilities.

The foregoing description of the Agency Agreement is not complete and is qualified in its entirety by the full text of the Agency Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

* * *

The representations, warranties and covenants contained in the Subscription Agreements, the Warrant Indentures, and the Agency Agreement were made solely for purposes of such agreements and indentures and as of a specific date, were solely for the benefit of the parties to such agreements and indentures and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to security holders. Security holders should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Subscription Agreements, the Warrant Indentures, and the Agency Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

3

Item 3.02	Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth in Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated by reference into this Item 3.02.

Item 7.01	Regulation FD Disclosure.

On March 28, 2023, the Company issued a press release regarding the Private Placement. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in this Item 7.01, including the information set forth in Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
1.1	Agency Agreement, dated as of March 27, 2023, by and among Bunker Hill Mining Corp., Echelon Wealth Partners Inc., Roth Capital Partners, LLC and Laurentian Bank Securities Inc.

10.1	Form of Subscription Agreement for Special Warrant Financing between Bunker Hill Mining Corp. and each Purchaser

10.2	Special Warrant Indenture, dated as of March 27, 2023, between Bunker Hill Mining Corp. and Capital Transfer Agency ULC, as warrant agent

10.3	Warrant Indenture, dated as of March 27, 2023, between Bunker Hill Mining Corp. and Capital Transfer Agency ULC, as warrant agent

99.1	Press Release, dated as of March 28, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

4

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUNKER HILL MINING CORP.

Dated: March 31, 2023	By:	/s/ Sam Ash
	Name:	Sam Ash
	Title:	President and CEO

5